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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 13, 2003




                         ADAMS RESOURCES & ENERGY, INC.
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             (Exact name of registrant as specified in its charter)


            DELAWARE                    1-7908                 74-1753147
  ----------------------------        ------------         -------------------
  (State or other jurisdiction        (Commission             (IRS employer
       of incorporation)              file number)         identification no.)




   4400 POST OAK PKWY., SUITE 2700, HOUSTON, TEXAS                77027
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      (Address of principal executive offices)                  (Zip code)


                                 (713) 881-3600
                               ------------------
              (Registrant's telephone number, including area code)

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Item 7.  Financial Statements and Exhibits.

        (c)      Exhibits

        Exhibit No.      Description
        -----------      -----------

          99.1 Copy of Adams Resources & Energy, Inc. press release dated August 13, 2003 entitled Adams Resources Announces Second Quarter Earnings.


Item 12. Results of Operations and Financial Condition.

         On August 13, 2003, Adams Resources & Energy, Inc., a Delaware corporation, issued a press release announcing its financial results for the second quarter ended June 30, 2003. A copy of the earnings release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference. The information in this Current Report on Form 8-K, including the exhibit, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.





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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  ADAMS RESOURCES & ENERGY, INC.



Date:  August 13, 2003                      By: /s/ K. S. Adams, Jr.
                                                --------------------------------
                                                    K. S. Adams, Jr.
                                                    Chief Executive Officer


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                                  EXHIBIT INDEX


        Exhibit No.      Description
        -----------      -----------

          99.1 Copy of Adams Resources & Energy, Inc. press release dated August 13, 2003 entitled Adams Resources Announces Second Quarter Earnings.